Exhibit 10.25
AGREEMENT

FOR THE ADHERENCE
BY
INTELSAT Ventures S.à r.l.
(as a new Pledgor and as a new Debtor)
TO THE
LUXEMBOURG CLAIMS PLEDGE AGREEMENT
DATED 12 JANUARY 2011, AS AMENDED
AND
FOR THE AMENDMENT OF THE PLEDGE AGREEMENT

2 July 2018

This Agreement for the Adherence by Intelsat Ventures S.à r.l. to the Luxembourg Claims Pledge Agreement dated 12 January 2011 (as amended from time to time) as a new Pledgor and as a new Debtor and for the Amendment of the Pledge Agreement, dated 2 July 2018 (the “Agreement”), has been entered by and,

BETWEEN:

(1)	The Pledgors set forth in Schedule 1 (together the “Pledgors” and each a “Pledgor”);

(2)
Intelsat Ventures S.à r.l., a société à responsabilité limitée existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and in the process of being registered with the RCS in Luxembourg (“Intelsat Ventures”);

AND

(3)
Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Collateral Trustee for the Secured Parties together with its successors and assigns in such capacity (the “Collateral Trustee” or the “Pledgee”) pursuant to that certain Collateral Agency and Intercreditor Agreement dated as of 12 January 2011 among Intelsat (Luxembourg) S.A., Intelsat Jackson Holdings S.A., the other Grantors from time to time party thereto, Bank of America,

N.A., each additional First Lien Representative, each Second Lien Representative and the Collateral Trustee (as amended from time to time, the “Intercreditor Agreement”);

IN THE PRESENCE OF:

(4)	The Debtors set forth in Schedule 2 (together the “Debtors” and each a “Debtor”);

WHEREAS:

(A)	On 12 January 2011, the Borrower, the Lenders and Bank of America, N.A. as Administrative Agent, and other agent parties party thereto, entered into the Credit Agreement.

(B)
In relation to the Credit Agreement, a Luxembourg claims pledge agreement has been entered into on 12 January 2011 by the Collateral Trustee as pledgee, and inter alia Jackson and Intelsat Operations as pledgors and in the presence of inter alia Intelsat Holdings S.A., Intelsat Investments S.A., Intelsat Luxembourg, Jackson and Intelsat Operations S.A. as debtors over the claims owed by any of the Debtors to any of the Pledgors (as defined therein); such agreement was thereafter amended by (i) the Luxembourg law agreement dated 31 July 2012 between the Collateral Trustee as pledgee, Jackson and Intelsat Operations S.A. as pledgors for inter alia the adherence by Intelsat Luxembourg Investment S.àr.l. to the Pledge Agreement, (ii) the Luxembourg law agreement dated 31 January 2013 between inter alia the Collateral Trustee as pledgee, Jackson, Intelsat Operations S.A. and Intelsat Align as pledgors for inter alia the adherence by Intelsat Align to the Pledge Agreement, (iii) the Luxembourg law Confirmation and Amendment Agreement to the Pledge Agreement referred to below and (iv) the Luxembourg law agreement dated 22 December 2016 between inter alia the Collateral Trustee as pledgee, Jackson, Intelsat Operations S.A. and Intelsat Align as pledgors for the adherence by Intelsat Connect Finance S.A. to the Pledge Agreement (as amended from time to time, the “Pledge Agreement”).

(C)
On 24 October 2016, the Pledgors, the Collateral Trustee and the Debtors (other than Intelsat Connect Finance S.A., not yet incorporated at that time) entered into a Confirmation and Amendment Agreement to the Pledge Agreement (as defined below) pursuant to which the parties to the Pledge Agreement agreed to inter alia (i) amend the definition of “Secured Obligations” in the Pledge Agreement so that it covers “the Credit Facility Obligations and, without duplication, the guarantees by the Issuer and the Guarantors of all Notes Obligations (as defined in the 2024 Indenture) in relation to the 2024 Notes and the guarantees by the Issuer and the Guarantors of all Notes Obligations (as defined in the 2022 Indenture) in relation to the 2022 Notes, any obligations of the Issuer and the Guarantors under any additional notes issued under the 2024 Indenture and the 2022 Indenture, and any other Secured Obligations as defined in the Pledge Agreement to the extent not included in the foregoing” and (ii) confirm that the Pledged Assets pledged pursuant to the relevant Pledge Agreement are and continue to be subject to the relevant Pledge, such Pledge securing the Secured Obligations.

(D)
On 3 January 2018, Intelsat Operations S.A. was merged into Jackson (the “Merger”). Hence, Intelsat Operations S.A., as absorbed company, ceased to exist and all of its assets and liabilities were ipso jure transferred to Jackson which became the new sole shareholder of Intelsat Align. As a consequence, Intelsat Operations S.A. is no longer party to the Pledge Agreement.

(E)	Intelsat Ventures S.à r.l., a direct wholly-owned subsidiary of Jackson, has been incorporated on 29 June 2018 and shall become party to the Pledge Agreement as “Pledgor” and as “Debtor”.

NOW THEREFORE IT IS AGREED as follows:

Clause 1.	DEFINITIONS AND INTERPRETATION

1.	Capitalized terms used herein as defined terms shall have the meaning given thereto in the Pledge Agreement and/or the Credit Agreement, unless otherwise defined in the present Agreement, and:

Confirmation and Amendment Agreement to the Pledge Agreement
Means the Luxembourg law confirmation and amendment agreement to the Pledge Agreement dated 24 October 2016 entered into by and between the Collateral Trustee as pledgee, Jackson, Intelsat Operations S.A. and Intelsat Align S.àr.l. as pledgors as well as Intelsat S.A., Intelsat Investment Holdings S.à r.l., Intelsat Holdings S.A., Intelsat Investments S.A., Intelsat (Luxembourg) S.A., Jackson, Intelsat Operations S.A. and Intelsat Align as debtors;

Jackson or the Borrower
Means Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number RCS Luxembourg B149.959;

RCS	Means the Registre de Commerce et des Sociétés of Luxembourg.

2.	The recitals and Schedules to this Agreement form an integral part hereof.

3.	The Pledgee shall not be responsible for the sufficiency of any terms used herein or any of the reorganization transactions as set out in the recitals of this Agreement and is entering into this
Agreement at the direction of the Administrative Agent pursuant to the Intercreditor Agreement.

Clause 2.	ADHERENCE AS PLEDGOR AND AS DEBTOR

1.	Intelsat Ventures S.à r.l. hereby becomes a party to the Pledge Agreement as “Pledgor” and as “Debtor”.

2.
Intelsat Ventures S.à r.l. pledges, and confirms the pledge, on all Pledged Assets, including all Claims and all Related Assets relating thereto which it holds or will hold in the future pursuant to the terms and conditions of the Pledge Agreement, and the Pledgee acknowledges and accepts.

Clause 3.	AMENDMENT PLEDGE AGREEMENT

The parties agree that the Pledge Agreement shall be amended so that (i) the list of Pledgors and (ii) the list of Debtors are updated and consequentially schedule 1 thereto is amended and replaced by Schedule 3 of this Agreement and schedule 2 thereto is amended and replaced by Schedule 4 of this Agreement.

Clause 4.	ADDITIONAL PROVISIONS

The parties hereto agree that Clauses 1.2 and 15 through 19 of the Pledge Agreement are included by way of reference into the present Agreement.

Clause 5.	RIGHTS OF THE COLLATERAL TRUSTEE

The rights, protections and indemnities granted to the Collateral Trustee under the Intercreditor Agreement and the Pledge Agreement shall apply to any action taken hereunder or in connection herewith to the same extent as provided for under the Intercreditor Agreement and the Pledge Agreement.

Clause 6.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by way of facsimile or scanned PDF exchange of executed signature pages, all of which together shall constitute one and the same Agreement.

Schedule 1

The Existing Pledgors

Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and being registered with the RCS under number RCS Luxembourg B149.959;

Intelsat Align S.à r.l., a société a responsabilité limitée under the laws of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and being registered with the RCS under number RCS Luxembourg B174.892.

Schedule 2

The Existing Debtors

Intelsat S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number RCS Luxembourg B162.135;

Intelsat Investment Holdings S.àr.l., a société a responsabilité limitée  under Luxembourg law having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number B 162.240;

Intelsat Holdings S.A. a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number RCS Luxembourg B149.954;

Intelsat Investments S.A. a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number RCS Luxembourg B149.970;

Intelsat (Luxembourg) S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number RCS Luxembourg B149.942;

Intelsat Connect Finance S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and being registered with the RCS under number RCS Luxembourg B210.760;

Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and registered with the RCS under number RCS Luxembourg B149.959;

Intelsat Align S.à r.l., a société a responsabilité limitée under the laws of Luxembourg, having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and being registered with the RCS under number RCS Luxembourg B174.892.

Schedule 3

(in replacement of schedule 1 to the Pledge Agreement)

The Pledgors

Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and being registered with the RCS under number RCS Luxembourg B149.959;

Intelsat Align S.à r.l., a société a responsabilité limitée under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and being registered with the RCS under number RCS Luxembourg B174.892;

Intelsat Ventures S.à r.l., a société à responsabilité limitée under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and in the process of being registered with the RCS in Luxembourg.

Schedule 4

(in replacement of schedule 2 to the Pledge Agreement)

The Debtors

Intelsat S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number RCS Luxembourg B162.135;

Intelsat Investment Holdings S.àr.l., a société a responsabilité limitée  under Luxembourg law having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number B 162.240;

Intelsat Holdings S.A. a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number RCS Luxembourg B149.954;

Intelsat Investments S.A. a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number RCS Luxembourg B149.970;

Intelsat (Luxembourg) S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and being registered with the RCS under number RCS Luxembourg B149.942;

Intelsat Connect Finance S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and being registered with the RCS under number RCS Luxembourg B210.760;

Intelsat Jackson Holdings S.A., a société anonyme under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg, and registered with the RCS under number RCS Luxembourg B149.959;

Intelsat Align S.à r.l., a société a responsabilité limitée under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and being registered with the RCS under number RCS Luxembourg B174.892;

Intelsat Ventures S.à r.l., a société à responsabilité limitée under the laws of Luxembourg having its registered office at 4, rue Albert Borschette, L-1246 Luxembourg and in the process of being registered with the RCS in Luxembourg.

Signature Page - Agreement for the Adherence to and Amendment of
the Claims Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

The Pledgors:

Intelsat Jackson Holdings S.A.

By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Intelsat Align S.à r.l.

By: /s/ Franz Russ
Name: Franz Russ
Title: Manager

Intelsat Ventures S.à r.l.
By: /s/ Franz Russ

Name: Franz Russ
Title: Manager

Signature Page - Agreement for the Adherence to and Amendment of
the Claims Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

The Pledgee:
Wilmington Trust, National Association, as Collateral Trustee
By: /s/ Joshua G. James
Name:Joshua G. James
Title:Vice President

Signature Page - Agreement for the Adherence to and Amendment of
the Claims Pledge Agreement

IN WITNESS THEREOF the parties hereto have executed this Agreement in one or multiple original counterparts, all of which together evidence the same Agreement, on the day and year first written above.

Intelsat Ventures S.à r.l.
By: /s/ Franz Russ
Name: Franz Russ
Title: Manager

FOR ACKNOWLEDGEMENT AND ACCEPTANCE

The Existing Debtors

Intelsat S.A.

By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Intelsat Investment Holdings S.à r.l.

By: /s/ Franz Russ
Name: Franz Russ
Title: Manager

Intelsat Holdings S.A.

By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Signature Page - Agreement for the Adherence to and Amendment of
the Claims Pledge Agreement

Intelsat Investments S.A.

By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Intelsat (Luxembourg) S.A.

By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Intelsat Connect Finance S.A.
By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Intelsat Jackson Holdings S.A.
By: /s/ Franz Russ
Name: Franz Russ
Title: Director

Intelsat Align S.à r.l.
By: /s/ Franz Russ
Name: Franz Russ
Title: Manager